LEASES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
LEASES
Total operating lease expenses	$ 3,837	$ 3,956	$ 3,468
Short term lease expenses	0	0	0
Operating cash flows used in operating leases	3,789	3,978	3,778
Right-of-use assets obtained in exchange for new lease obligations:	$ 1,828	$ 1,675	$ 4,388
Weighted average remaining lease term	1 year 7 months 24 days	2 years 2 months 26 days	2 years 9 months 29 days
Weighted average discount rate	3.09%	2.61%	3.02%